EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David F. Levy, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of iTalk Inc. for the period ended November 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of iTalk Inc.

Dated: January 14, 2013

                                             /s/ David F. Levy
                                             -----------------------------------
                                             David F. Levy
                                             President, Chief Executive Officer,
                                             Secretary and Director
                                             (Principal Executive Officer)
                                             iTalk Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iTalk Inc. and will be retained by iTalk Inc. and furnished to the Securities and Exchange Commission or its staff upon request.